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                                                                   EXHIBIT 10.45



                              SECOND AMENDMENT TO
                                 LINE OF CREDIT
                         CREDIT AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO LINE OF CREDIT CREDIT AND SECURITY AGREEMENT (this "Amendment") is made and entered into effective as of September 21, 1998 between CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Lender"), and CRESCENT OPERATING, INC., a Delaware corporation (the "Borrower").

                                R E C I T A L S:

         A. The parties executed that certain Line of Credit Credit and Security Agreement dated as of May 21, 1997, as amended by that certain First Amendment to Line of Credit Credit and Security Agreement dated as of August 11, 1998 (collectively, the "Original Agreement"). All capitalized terms not otherwise defined in this Amendment will have the same meaning as described in the Original Agreement.

         B. The Borrower has requested that the Lender make a loan to it in the principal amount of $9,000,000, the proceeds of which are to be used to make an investment in COPI Colarado, L.P., a Delaware limited partnership (the "COPI Loan").

         C. In order to induce the Lender to make the COPI Loan, the Borrower has agreed to modify the Original Agreement to cross default and cross collateralize the Loan with the COPI Loan.

         D. The Borrower is willing to modify the Original Agreement for such purpose on the terms and conditions set forth herein.

         In consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.      Section 1.1.  The following definitions are hereby added to
Section 1.1 of the Original Agreement to read as follows:

                 "COPI Credit Agreement" means the Credit and Security Agreement dated as of September 21, 1998 between the Borrower and the Lender, as such agreement may be amended, supplemented or otherwise modified from time to time.

                 "COPI Note" means the promissory note of the Borrower payable to the order of the Lender under the terms of the COPI Credit Agreement, as the same may be modified, supplemented, or amended from time to time, and any note or notes issued in substitution or replacement therefor or in addition thereto.
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                 "Term Note" means the amended and restated promissory note of the Borrower payable to the order of the Lender under the terms of the Term Loan Credit and Security Agreement, as the same may be modified, supplemented, or amended from time to time, and any note or notes issued in substitution or replacement therefor or in addition thereto.

         2.      Section 1.1.  The definition of "Secured Obligations" in
Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

                 "Secured Obligations" means the collective reference to the unpaid principal of and interest on the Note, the Term Note, the COPI Note, and all other obligations and liabilities of the Borrower to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or connection with, this Agreement, the Term Loan Credit and Security Agreement, the COPI Credit Agreement, the Note, the Term Note, the COPI Note, the Pledge Agreement, or any other document, made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise.

         3. Section 4.2. Paragraph (a) of Section 4.2 of the Original Agreement is amended by deleting the phrase "Upon the execution hereof" and inserting the phrase "Upon a request from the Lender or upon the occurrence of an Event of Default" in lieu thereof.

         4.      Section 7.1.  The following paragraph (j) is added to Section
7.1 of the Original Agreement to read as follows:

         (j)     an "Event of Default" under the COPI Credit Agreement;

         5. Section 8.11. Section 8.11 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

                 The parties agree that the Lender shall have the right to apply the proceeds of any Collateral under this Agreement, the Term Loan Credit and Security Agreement or the COPI Credit Agreement in its sole discretion, against the Secured Obligations under this Agreement, the Secured Obligations under the Term Loan Credit and Security Agreement, or the Secured Obligations under the COPI Credit Agreement.

         6. Remainder of Original Agreement. Except as amended hereby, the Original Agreement shall continue in full force and effect in the form that was effective immediately before the execution of this Amendment.

         7. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same document.

         8. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

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         9.      Governing Law and Severability.  This Amendment shall be
governed by and construed in accordance with the laws of the State of Texas. Whenever possible, each provision hereof shall be interpreted to such manner as to be effective and valid under applicable law.

         IN WITNESS WHEREOF, the parties below have executed this Amendment effective as of the date first written above.

                                 CRESCENT OPERATING, INC.



                                 By:   /s/ RICHARD P. KNIGHT
                                    ---------------------------------------
                                    Name:  Richard P. Knight
                                    Title: Chief Financial Officer


                                 CRESCENT REAL ESTATE EQUITIES LIMITED
                                 PARTNERSHIP

                                 By: Crescent Real Estate Equities, Ltd., its
                                     general partner



                                     By:   /s/ BRUCE A. PICKER
                                        -----------------------------------
                                        Name:  Bruce A. Picker
                                        Title: Vice President and Treasurer





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